                                                                   EXHIBIT 10.25

                              EMPLOYMENT AGREEMENT

               AGREEMENT, dated this 16 day of March, 1998 (the "Agreement"), among DEL MONTE FOODS COMPANY (the "Employer"), a Maryland corporation, with its offices at One Market, San Francisco, CA 94105, and Richard G. Wolford, residing at 195 25th Ave. San Francisco, CA 94121 (the "Employee").
   ------------------------------------

               1. Employment Duties and Agreements.

               (a) The Employer hereby agrees to employ the Employee as Chief Executive Officer of the Employer and the Employee hereby accepts the employment of, and agrees to serve, the Employer in such capacity during the employment period fixed by Section 3 hereof (the "Employment Period"). The Employee's duties and responsibilities shall be such duties and responsibilities as the Employer may reasonably determine from time to time and as are consistent with the above job description (the "Employment"). In rendering the Employment, the Employee shall be subject to, and shall act in accordance with, all reasonable instructions and directions of the Employer and all applicable policies and rules thereof as are consistent with the above job description.

               (b) During the Employment Period and as long as the Employer shall not be in default of a material obligation hereunder, the Employee shall devote his full business time and energy, attention, skills and ability to the performance of the Employment on an exclusive basis, shall faithfully and diligently endeavor to promote the business and best interests of the Employer, and shall make available to the Employer all knowledge possessed by him relating to any aspect of his duties and responsibilities hereunder.

               (c) During the Employment Period and so long as the Employer shall not be in default of a material obligation hereunder, the Employee may not, except as provided in this Agreement without the prior written consent of the Employer, operate, participate in the management, operations or control of, or act as an employee, officer, director, trustee, consultant, principal, agent or representative of, any type of business or service (other than as an employee of the Employer), provided that (i) Employee may invest in publicly traded companies that engage in Company Business where Employee's investment is less than 5% of the outstanding stock of such company, (ii) Employee may serve on the board of directors of Lytes Bros. Inc. and Pacific Grain Products Inc. and on the board of directors of any other company with the prior written consent of the Board of Directors of the Employer (which consent shall not be unreasonably withheld) and (iii) Employee may engage in industry activities relating to the business of the Employer such as industry trade groups.

               2. Compensation.

               (a) As compensation for the agreements made by the Employee herein and the performance by the Employee of his obligations hereunder, during the Employment Period, the Employer shall pay the Employee, not less than once a month, a base salary at the rate of $500,000 per annum (the "Base Salary"). The Employee's Base Salary shall be reviewed annually by the Compensation Committee of the Employer's Board of Directors (the "Board").

               (b) In addition to the Base Salary, the Employee shall be entitled to participate in the Annual Incentive Award Plan (the "AIAP") pursuant to the terms of which the Employee shall have an opportunity to earn an annual bonus (the "Bonus") targeted at 50% of the Base Salary paid to the Employee during each plan year.

               (c) During the Employment Period, the Employee shall be entitled to such expense accounts, vacation time, perquisites of office, fringe benefits, group insurance coverage, pension, retirement and other benefits as may be available generally to senior executive management of the Employer.

               3. Employment Period.

               The Employment Period shall commence on April 18, 1997 and shall continue until terminated upon the earliest to occur of the following events.

               (a) The Employee's death, in which event the Employment Period shall terminate as of the last day of the month in which his death occurs. In the event of the termination of the Employment pursuant to this Section 3(a), the Employer shall pay to the Employee's estate as soon as practicable thereafter (i) any earned but unpaid Base Salary and (ii) any earned but unpaid Bonus to which the Employee is entitled pursuant to the AIAP as of the Termination Date (as defined below), and the Employee shall not be entitled to any further compensation or payments hereunder.

               (b) The Employee's total and permanent disability ("Permanent Disability"), in which event the Employment Period shall terminate as of the last day of the month in which such event occurs. The Employee shall be deemed to have incurred a Permanent Disability for the purposes of this Agreement if, by reason of a physical or mental condition, for a period of six consecutive months or more, he has not substantially performed the duties normally required of him hereunder. The date as of which the Employee shall be deemed to have incurred a Permanent Disability shall be the day on which the six-month period referred to in the preceding sentence of this Section 3(b) terminates. Upon the termination of the Employment pursuant to this Section 3(b), the Employee shall be entitled to (x) any earned but unpaid Base Salary and (y) any earned but unpaid Bonus to which the Employee is entitled pursuant to the AIAP as of the Termination Date, and the Employee shall not be entitled to any further compensation or payments hereunder.

               (c) Termination by the Employer of the Employment Period for Cause. In the event of the termination of the Employment pursuant to this
Section 3(c), the Employee shall be entitled to (i) any earned but unpaid Base Salary and (ii) any earned but unpaid Bonus to which the Employee is entitled pursuant to the AIAP as of the Termination Date, and the Employee shall not be entitled to any further compensation or payments hereunder.

               (d) Termination by the Employer of the Employment Period without Cause or Termination by the Employee of the Employment Period. In the event of the termination of the Employment pursuant to this Section 3(d), the Employee shall be entitled to the following payments and benefits:

               (i) The Employer shall pay to the Employee (1) any earned but unpaid Base Salary and (2) any earned but unpaid Bonus to which the Employee is entitled pursuant to the AIAP as of the Termination Date.

               (ii) The Employer shall continue to pay to the Employee in accordance with the Employer's normal payroll schedule (which shall not be less regularly than monthly) the Employee's Base Salary and Bonus (at the target level) until the earlier of (x) the second anniversary of the Termination Date or (y) the Employee's engagement in any aspect of the Company Business (as defined hereinafter), and the Employer shall have no further payment obligations pursuant to this Section 3(d)(ii) thereafter. The Employee agrees to notify the Employer prior to commencement of his engagement in any aspect of the Company Business.

               (iii) The Employer shall maintain in full force and effect for the Employee's continued benefit until the earlier of (x) the second anniversary of the Termination Date or (y) the Employee's engagement in any aspect of the Company Business, all life, medical, dental, prescription drug and long- and short-term disability insurance plans, programs or arrangements in which the Employee was entitled to participate at any time during the twelve-month period prior to the Termination Date, provided that the Employee's continued participation is possible under the general terms and provisions of such plans, programs or arrangements. In the event that the Employee's participation in any such plan, program or arrangement is prohibited, the Employer shall arrange to provide the Employee with benefits substantially similar to those which the Employee is entitled to receive under such plans, programs or arrangements for such period.

               (iv) No amounts paid pursuant to Section 3(d)(ii) or Section 3(d)(iii) will constitute compensation for any purpose under any retirement plan or other employee benefit plan, program, arrangement or agreement of the Employer or any of its affiliates.

               (v) As a condition to the receipt of the benefits described in this Section 3(d), the Employee shall be required to execute a general release and waiver in form and substance satisfactory to the Employer and substantially similar to Annex A hereto.

               (vi) The payments to the Employee under this Section 3(d) shall be in lieu of any other benefits in the nature of severance benefits to which the Employee would otherwise be entitled.

               (e) The Employee shall not be required to mitigate the amount of payments due under this Section 3 by seeking new employment.

               For purposes of this Section 3:

               (i) "Cause," when used in connection with the termination of the Employment Period by the Employer, shall mean: (1) commission of a felony or a crime involving moral turpitude; or (2) material breach of this Agreement, which breach, if correctable, is not corrected within 20 days after receipt by the Employee of written notice from the Employer of a claimed breach.

               (ii) "Termination Date" shall mean the date upon which the Employment Period is terminated.

               4. Covenant Not to Compete.

               (a) During the Employment Period and for the one-year period following the voluntary termination of the Employment Period by the Employee or termination of the Employment Period by the Employer without Cause, and so long as the Employer is not in default of a material obligation hereunder, the Employee agrees not to engage in any aspect of the Company Business other than as an employee of the Employer. The Employee shall be deemed to be engaging in Company Business if he directly or indirectly, whether or not for compensation, participates in the ownership, management, operation or control of any Competitor (as hereinafter defined) or is employed by or performs consulting services for any Competitor; provided, however, that if such Competitor renders substantial services other than Company Business, the Employee shall not be prohibited from engaging in any such activities solely in connection with such other services; and provided, further, that Employee may invest in publicly traded companies that engage in Company Business where Employee's investment is less than 5% of the outstanding stock of such company.

               (b) During the Employment Period and for the two-year period following the voluntary termination of the Employment Period by the Employee or termination of the Employment Period by the Employer without Cause, and so long as the Employer is not in default of a material obligation hereunder, the Employee agrees, other than as an employee of the Employer, not to solicit the employment of any employee of the Employer.

               (c) During the Employment Period and at all times following the termination of the Employment for any reason, the Employee agrees that, other than as an employee of the Employer, he shall not release any customer or supplier lists or manufacturing or marketing information of the Employer, or any other documents or other information (whether or not such information is in writing) that is proprietary to the Employer or any customer or supplier of the Employer, or otherwise confidential or non-public, to any person, except with the Employer's written consent or as may be required pursuant to the order of a court of competent jurisdiction.

               (d) For purposes of Section 4:

               (i) The "Company Business" is the manufacture and sale of processed fruits and vegetables, pineapple products and tomato products and each other business in which the Employer is engaged during the Employment Period.

               (ii) A "Competitor" is any corporation, firm, partnership, proprietorship or other entity which engages in any Company Business and which is a direct competitor of the Employer with respect to such Company Business.

               (e) The Employee hereby agrees that:

               (i) Each of the covenants contained in Sections 4(a), 4(b) and 4(c) hereof shall be construed as a separate covenant.

               (ii) If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants of Section 4(a), 4(b) or 4(c) hereof, then such unenforceable covenant shall be deemed eliminated from this Agreement for the purpose of such proceeding or any other judicial proceeding to the extent necessary to permit the remaining separate covenants of Sections 4(a), 4(b) and 4(c) hereof to be enforced.

               (f) The Employee agrees to deliver promptly to the Employer upon the termination of the Employment for any reason, or at any other time that the Employer may so request, all proprietary or confidential documents (and all copies thereof) relating to the business of the Employer, or any of its subsidiaries or affiliates, and all other property associated therewith, which he may then possess or have under his control. The Employee agrees that all of the right, title and interest in the ownership of the products of the Employee's services hereunder (including, but not limited to, client lists, market information and marketing and manufacturing designs, proposals and concepts) shall belong to the Employer free and clear of any claims by the Employee or anyone claiming under the Employee.

               (g) The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to the Employer by reason of a failure by the Employee to perform any of his obligations under this Agreement and, in particular, under this Section 4. Accordingly, if the Employer institutes any action or proceeding to enforce the provisions hereof, to the extent permitted by applicable law, the Employee hereby waives the claim or defense that the Employer has an adequate remedy at law, and the Employee shall not urge in any such action or proceeding the claim or defense that any such remedy at law exists. In addition, the breach by the Employee of any provision of this Section 4 shall automatically discharge the Employer from any further obligations under Section 3(d)(ii) or Section 3(d)(iii) of this Agreement.

               (h) The restrictions in this Section 4 shall be in addition to any restrictions imposed on the Employee by statute or at common law.

               5. Attorneys Fees.

               In the event either party brings an action to enforce this Agreement the prevailing party shall be entitled to recover such party's reasonable legal fees and costs. The Employer will pay Employee the reasonable legal fees (at regular hourly rates), costs and expenses of the Employee in connection with the negotiation and preparation of this Agreement and related agreements.

               6. Miscellaneous.

               (a) Any notice or other communication required or permitted under this Agreement shall be effective only if it is in writing and delivered personally or sent by registered or certified mail, postage prepaid, addressed as follows:

               If to the Employer:

               Del Monte Foods Company
               One Market
               San Francisco, CA 94105

               Attention: Board of Directors and Secretary

               with a copy to:

               Arthur H. Kohn, Esq.
               Cleary, Gottlieb, Steen & Hamilton
               One Liberty Plaza
               New York, NY 10006

               If to the Employee:

               Mr. Richard G. Wolford

               or to such other address as any party hereto may designate by notice to the others, and shall be deemed to have been given upon receipt.

               (b) This Agreement constitutes the entire agreement among the parties hereto with respect to the Employee's Employment by the Employer, and supersedes and is in full substitution for any and all prior understandings or agreements with respect to the Employee's Employment.

               (c) This Agreement may be amended only by an instrument in writing signed by the parties hereto, and any provision hereof may be waived only by an instrument in writing signed by the party or parties against whom or which enforcement of such waiver is sought. The failure of any party hereto at any time to require the performance by any other party hereto of any provision hereof shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by any party hereto of a breach of any provision hereof be taken or held to be a waiver of any succeeding breach of such provision or a waiver of the provision itself or a waiver of any other provision of this Agreement.

               (d) This Agreement is binding on and is for the benefit of the parties hereto and their respective successors, heirs, executors, administrators and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be assigned by the Employer or by the Employee.

               (e) If any provision of this Agreement or portion thereof is so broad, in scope or duration, so as to be unenforceable, such provision or portion thereof shall be interpreted to be only so broad as is enforceable.

               (f) The Employer may withhold from any amounts payable to the Employee hereunder all federal, state, city or other taxes that the Employer may reasonably determine are required to be withheld pursuant to any applicable law or regulation.

               (g) This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its principles of conflicts of law.

               (h) This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

               (i) The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning of any provision hereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         DEL MONTE FOODS COMPANY


                         [SIG]
                         -------------------------------
                         By:
                         Title:



                         /s/ RICHARD G. WOLFORD
                         -------------------------------
                         Richard G. Wolford

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California
         ------------------
County of San Francisco
          -----------------
On March 16, 1998 before me, Timothy J. Coughlan
   --------------            ------------------------------,
      DATE                   NAME, TITLE OF OFFICER -
                             E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared Richard G. Wolford
                    ---------------------------------------,
                    NAME(S) OF SIGNER(S)

[XX] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose
                                       name(s) is/are subscribed to the within
------------------------------         instrument and acknowledged to me that
             Seal                      he/she/they executed the same in his/her/
     TIMOTHY J. COUGHLAN               their  authorized capacity(ies), and that
       COMM. # 1022842                 by his/her/their signature(s) on the
   NOTARY PUBLIC-CALIFORNIA            instrument the person(s), or the entity
      LOS ANGELES COUNTY               upon behalf of which the person(s) acted,
My Comm. Expires Apr. 10, 1998         executed the instrument.
------------------------------
                                       WITNESS my hand and official seal.

                                       /s/ Timothy J. Coughlan
                                       ----------------------------------
                                           SIGNATURE OF NOTARY
===============================================================================




                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


    CAPACITY CLAIMED BY SIGNER               DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[ ] CORPORATE OFFICER

   ---------------------------                  -----------------------------
           TITLE(S)                                TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)  [ ] LIMITED
                [ ] GENERAL
                                                ------------------------------
                                                          NUMBER OF PAGES
[ ] ATTORNEY-IN-FACT
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
          -------------------                   ------------------------------
                                                         DATE OF DOCUMENT
    -------------------------

    -------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

                                                -------------------------------
-----------------------------                   SIGNER(S) OTHER THAN NAMED ABOVE


-----------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California
         ------------------
County of San Francisco
          -----------------
On March 16, 1998 before me, Timothy J. Coughlan
   --------------            ------------------------------,
      DATE                   NAME, TITLE OF OFFICER -
                             E.G., "JANE DOE, NOTARY PUBLIC"

personally appeared David L. Meyers
                    ---------------------------------------,
                    NAME(S) OF SIGNER(S)

[XX] personally known to me - OR - [ ] proved to me on the basis of satisfactory evidence to be the person(s) whose
------------------------------         name(s) is/are subscribed to the within
             Seal                      instrument and acknowledged to me that
     TIMOTHY J. COUGHLAN               he/she/they executed the same in his/her/
       COMM. # 1022842                 their authorized capacity(ies), and that
   NOTARY PUBLIC-CALIFORNIA            by his/her/their signature(s) on the
      LOS ANGELES COUNTY               instrument the person(s), or the entity
My Comm. Expires Apr. 10, 1998         upon behalf of which the person(s) acted,
------------------------------         executed the instrument.

                                       WITNESS my hand and official seal.

                                       /s/ Timothy J. Coughlan
                                       ----------------------------------
                                           SIGNATURE OF NOTARY
===============================================================================


                                    OPTIONAL

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.


    CAPACITY CLAIMED BY SIGNER               DESCRIPTION OF ATTACHED DOCUMENT

[ ] INDIVIDUAL
[ ] CORPORATE OFFICER

   ---------------------------                  -----------------------------
           TITLE(S)                                TITLE OR TYPE OF DOCUMENT

[ ] PARTNER(S)  [ ] LIMITED
                [ ] GENERAL
                                                ------------------------------
                                                          NUMBER OF PAGES
[ ] ATTORNEY-IN-FACT
[ ] TRUSTEE(S)
[ ] GUARDIAN/CONSERVATOR
[ ] OTHER:
          -------------------                   ------------------------------
                                                         DATE OF DOCUMENT
    -------------------------

    -------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)

                                                -------------------------------
-----------------------------                   SIGNER(S) OTHER THAN NAMED ABOVE


-----------------------------

                                    ANNEX A

               GENERAL RELEASE AND WAIVER AGREEMENT (this "Agreement") made, as of _________________ by and between Richard G. Wolford ("Wolford") and Del Monte Foods, Company ("DMFC").

               WHEREAS, pursuant to Section 3(d) of the Employment Agreement between Wolford and DMFC dated as of March _, 1998 (the "Employment Agreement"), Wolford agreed to execute a General Release and Waiver Agreement as a condition to the receipt of certain termination payments;

               WHEREAS, DMFC will commence payment of said termination payments in accordance with the terms of the Employment Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants herein and for other good and valuable consideration, receipt of which is hereby acknowledged, DMFC and Wolford agree as follows:

               1. General Release and Waiver

               (a) WOLFORD HEREBY RELEASES, REMISES, ACQUITS AND DISCHARGES DMFC AND ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, AGENTS, EMPLOYEES, CONSULTANTS, INDEPENDENT CONTRACTORS, ATTORNEYS, ADVISERS, SUCCESSORS AND ASSIGNS (THE "DMFC GROUP"), JOINTLY AND SEVERALLY, FROM ANY AND ALL CLAIMS, KNOWN OR UNKNOWN, WHICH WOLFORD OR WOLFORD'S HEIRS, SUCCESSORS, OR ASSIGNS HAVE OR MAY HAVE AGAINST ANY OF SUCH PARTIES AND ANY AND ALL LIABILITY WHICH ANY OF SUCH PARTIES MAY HAVE TO WOLFORD WHETHER DENOMINATED CLAIMS, DEMANDS, CAUSES OF ACTION, OBLIGATIONS, DAMAGES OR LIABILITIES ARISING FROM WOLFORD'S EMPLOYMENT RELATIONSHIP WITH DMFC, HOWEVER DENOMINATED, INCLUDING BUT NOT LIMITED TO THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAMILY AND MEDICAL LEAVE ACT OF 1993, TITLE VII OF THE UNITED STATES CIVIL RIGHTS ACT OF 1964, 42 U.S.C. SECTION 1981, EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, CALIFORNIA'S UNRUH CIVIL RIGHTS ACT OR ANY OTHER FEDERAL, STATE, OR LOCAL LAW, AND ANY WORKERS' COMPENSATION OR DISABILITY CLAIMS UNDER ANY SUCH LAWS. THIS RELEASE IS FOR ANY RELIEF, NO MATTER HOW DENOMINATED, INCLUDING, BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WAGES, BACK PAY, FRONT PAY, COMPENSATORY DAMAGES, OR PUNITIVE DAMAGES. WOLFORD FURTHER AGREES THAT WOLFORD WILL NOT FILE OR PERMIT TO BE FILED ON WOLFORD'S BEHALF ANY SUCH CLAIM, EXCEPT NOTHING HEREIN IS INTENDED TO INTERFERE WITH WOLFORD'S RIGHT TO FILE A CHARGE WITH THE

EQUAL EMPLOYMENT OPPORTUNITY COMMISSION IN CONNECTION WITH ANY CLAIM WOLFORD BELIEVES HE MAY HAVE AGAINST ANY MEMBER OF THE DMFC GROUP. HOWEVER, BY EXECUTING THIS AGREEMENT, WOLFORD HEREBY AGREES TO WAIVE THE RIGHT TO RECOVER IN ANY PROCEEDING WOLFORD MAY BRING BEFORE THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION (OR ANY STATE HUMAN RIGHTS COMMISSION) OR IN ANY PROCEEDING BROUGHT BY THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION (OR ANY STATE HUMAN RIGHTS COMMISSION) ON WOLFORD'S BEHALF. THIS RELEASE RELATES TO CLAIMS ARISING FROM AND DURING WOLFORD'S RELATIONSHIP WITH ANY MEMBER OF THE DMFC GROUP OR AS A RESULT OF THE TERMINATION OF SUCH RELATIONSHIP. THIS RELEASE SHALL NOT APPLY TO (1) THE OBLIGATIONS SET FORTH IN THIS AGREEMENT, (2) AMOUNTS PAYABLE TO WOLFORD UPON THE TERMINATION OF HIS EMPLOYMENT PURSUANT TO SECTION 3(d) OF THE EMPLOYMENT AGREEMENT, (3) BENEFITS TO WHICH WOLFORD IS ENTITLED UNDER ANY TAX-QUALIFIED PENSION PLAN OF DMFC, (4) ANY ADDITIONAL BENEFITS TO WHICH WOLFORD IS ENTITLED FROM DMFC UPON THE TERMINATION OF HIS EMPLOYMENT THAT HAVE BEEN APPROVED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF DMFC OR (5) ANY OTHER CLAIMS THAT MAY ARISE WITH RESPECT TO EVENTS OCCURRING AFTER THE DATE ON WHICH WOLFORD EXECUTES THIS AGREEMENT.

               WOLFORD UNDERSTANDS AND AGREES THAT ALL RIGHTS WITH RESPECT TO MATTERS WHICH ARE THE SUBJECT OF THIS RELEASE, IF ANY, UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE ARE HEREBY EXPRESSLY WAIVED. SECTION 1542 OF THE CALIFORNIA CIVIL CODE STATES:

               'A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.'

               (b) WOLFORD ACKNOWLEDGES THAT THE PAYMENTS WOLFORD IS RECEIVING IN CONNECTION WITH THE FOREGOING RELEASE ARE IN ADDITION TO ANYTHING OF VALUE TO WHICH WOLFORD ALREADY IS ENTITLED FROM THE DMFC GROUP.

               2. Heirs and Assigns

               The terms of this Agreement shall be binding on the parties hereto and their respective successors and assigns.

               3. General Provisions

               (a) Integration

               This Agreement, in conjunction with the Employment Agreement, constitutes the entire understanding of DMFC and Wolford with respect to the subject matter hereof and supersedes all prior understandings, written or oral. The terms of this Agreement may be changed, modified or discharged only by an instrument in writing signed by the parties hereto. A failure of DMFC or Wolford to insist on strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision hereof. In the event that any provision of this Agreement is determined to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

               (b) Choice of Law

               This Agreement shall be construed, enforced and interpreted in accordance with and governed by the laws of the state of California, without reference to its principles of conflicts of law.

               (c) Construction of Agreement

               The parties hereto acknowledge and agree that each party has reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision. Accordingly, the rule of construction to the effect that ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement. Rather, the terms of this Agreement shall be construed fairly as to both parties hereto and not in favor or against either party.

               (d) Counterparts

               This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

               4. Knowing and Voluntary Waiver

               Wolford acknowledges that, by Wolford's free and voluntary act of signing below, Wolford agrees to all of the terms of this Agreement and intends to be legally bound thereby.

               Wolford understands that he may consider whether to agree to the terms contained herein for a period of twenty-one days after the date hereof. Accordingly, he may execute this Agreement by _________________ to acknowledge his understanding of and agreement with the foregoing. Wolford acknowledges that he has been advised to consult with an attorney prior to executing this Agreement.

               This Agreement will become effective, enforceable and irrevocable seven days after the date on which Wolford executes it (the "Effective Date"). During the seven-day period prior to the Effective Date, Wolford may revoke his agreement to accept the terms hereof by indicating in writing to DMFC his intention to revoke. If Wolford exercises his right to revoke hereunder, he shall forfeit his right to receive any of the benefits payable to him upon his termination with DMFC pursuant to Section 3(d) of the Employment Agreement.

                                  DEL MONTE FOODS COMPANY


                                  By:
                                     -------------------------------

                                  /s/ Richard G. Wolford
                                  -------------------------------
                                  Richard G. Wolford

                                 Acknowledgment

               On the _ day of _______, before me personally came Richard G. Wolford, who, being by me duly sworn, did acknowledge and represent that he has had an opportunity to consult with attorneys and other advisers of his choosing regarding the General Release and Waiver Agreement attached hereto, that he has reviewed all of the terms of such Agreement and that he fully understands all of its provisions.


-------------------------------
Notary Public

Date:
     --------------------------

Commission Expires:
                   ------------

                                 PROMISSORY NOTE

$175,000.00                                                     February 6, 1998

            I, Richard G. Wolford, for value received, promise to pay to DEL MONTE FOODS COMPANY, a Maryland corporation (the "Company"), the principal amount of $175,000.00, plus interest on the outstanding principal amount and any accrued interest thereon, at the time or times set forth below. Interest on the principal amount shall be compounded semiannually using a rate: (i) for the period from the date hereof through July 31, 1998, equal to the Federal short-term rate in effect under Section 1274(d) of the Internal Revenue Code of 1986 (the "Code") for January 1998 and (ii) for each six-month period thereafter, equal to the Federal short-term rate in effect under Section 1274(d) of the Code for the first month of such period.

      Except as set forth in the following paragraph, the principal amount of this Promissory Note and all accrued interest shall be fully due and payable on the sixtieth day following the date that I cease to be an employee of the Company or any of its affiliates for any reason (the "Due Date"), and may be prepayed in whole or in part at any time at my election; provided, however, that simultaneously with the sale (prior to the Due Date) of any shares of the common stock of the Company, par value $.01 per share ("Common Stock"), owned by me and pledged to secure my obligation under this Promissory Note, the principal amount of this Promissory Note and all accrued interest thereon shall be due and payable to the extent of the net cash proceeds (as defined below) from such sale and such net cash proceeds shall be applied in full to the repayment of the principal amount of this Promissory Note and all accrued interest thereon. Any remaining principal amount of this Promissory Note and accrued interest thereon remaining unpaid after the application of such net cash proceeds pursuant to the immediately preceding sentence shall remain due and payable in accordance with the terms of this Promissory Note. "Net cash proceeds" shall mean gross sales proceeds less any sale commissions or withholding taxes.

      So long as the provisions of Section 3(c) of the Stockholders' Agreement, dated as of February 6, 1998, between me and the Company are in effect, any principal amount of this Promissory Note and accrued interest thereon due and payable upon the Due Date shall not be due and payable until the earlier of (1) the last day of the period during which I have the right to sell shares of Common Stock to the Company pursuant to Section 3(c) (if I have not given written notice of my exercise of such right prior to that day) and (2) to the extent of the net cash proceeds received therefrom, the date on which I sell shares of Common Stock to the Company pursuant to Section 3(c).

      Interest on this Promissory Note shall accrue from the date of issuance until repayment of the principal and payment of all accrued interest in full. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      Payments of the principal amount of this Promissory Note and any interest thereon shall be made in lawful money of the United States of America.

      This Promissory Note is non-transferable, except by operation of law.

      I agree and covenant that the Company or any of its affiliates shall have full recourse against me for the payment of the entire principal amount of this Promissory Note and all accrued interest thereon.

      I waive my right to presentment, protest and demand, notice of protest, and notice of demand or dishonor or nonpayment of this Promissory Note.

      I promise to pay all costs and expenses, including reasonable attorneys' fees and disbursements, incurred by the Company or any of its affiliates in the enforcement of my obligations hereunder.

      This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of California, without reference to its principles of conflicts of law.

            IN WITNESS WHEREOF, I have caused this Promissory Note to be duly executed, all as of the day and year first above written.



                                             ----------------------------
                                             Richard G. Wolford

                          CERTIFICATE OF ACKNOWLEDGMENT


STATE OF CALIFORNIA  )
                     )  ss.
COUNTY OF            )


            On the ____ day of March, nineteen hundred and ninety eight, before me personally came Richard G. Wolford, to me known to be the individual described in, and who executed, the foregoing instrument, and acknowledged that he executed the same.



(SEAL)                                        Notary Public


                                              ------------------------------